UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NRX Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NRx Pharmaceuticals, Inc.
1201 Orange Street, Suite 600
Wilmington, Delaware 19801

SUPPLEMENT TO PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on March 23, 2026 at 10:00am Eastern Time

On February 23, 2026, NRx Pharmaceuticals, Inc. (the “Company”) filed its definitive proxy statement for its annual meeting of stockholders to be held on March 23, 2026 (the “Proxy Statement”) with the Securities and Exchange Commission. The Company is providing this supplement (this “Supplement”) solely to correct an error in the form of proxy included with the Proxy Statement that was filed (the “Proxy Card”) and the cover letter to the Proxy Statement from the Chairman of the Board of Directors (the “Cover Letter”). The Proxy Card and the Cover Letter mailed to stockholders was corrected prior to the mailing.

Proposal 2 on the Proxy Card and the Cover Letter, which provides the Company’s stockholders a vote, on a non-binding, advisory basis, on the compensation of the Company’s named executive officers has been corrected to be numbered as Proposal 4; Proposal 3 on the Proxy Card and the Cover Letter, which provides the Company’s stockholders a vote to approve an amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan has been corrected to be numbered as Proposal 2; and Proposal 4 on the Proxy Card and the Cover Letter, which provides the Company’s stockholders a vote to ratify the selection of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2025 has been corrected to be numbered as Proposal 3.

The corrected Proxy Card and Cover Letter are presented on the following pages of this Supplement. The Proxy Statement itself and the link for voting by internet each contain reference to the correct Proxy Card and the Cover Letter. All other information contained in the Proxy Statement and Proxy Card is correct and no other changes have been made to the Proxy Statement or the Proxy Card.

This Supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this Supplement does not modify or supersede any information in the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the section titled "May I revoke my proxy?" in the Proxy Statement for specific instructions on how to do so.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to be Held on March, 23, 2026:

Electronic copies of this Supplement, the Proxy Statement, and the Company’s Annual Report on Form 10-K for the

fiscal year ended December 31, 2024 are available at

https://www.cstproxy.com/nrxpharma/2026

February 23, 2026

Dear Stockholder,

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of NRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”) to be held on March 23, 2026, at 10:00 a.m., Eastern Time, in virtual-only format at https://www.cstproxy.com/nrxpharma/2026.

The attached Notice of Annual Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”) describe the business we will conduct at the Annual Meeting and provide information about us that you should consider when you vote your shares.

At the Annual Meeting, we will ask stockholders to:

(1)

 elect Chaim Hurvitz and Michael Taylor as Class I members of the Company’s Board of Directors (the “Board”), to serve until the 2028 annual meeting of stockholders or until the appointment, election, and qualification of their successors;

(2)	approve an amendment to the NRx Pharmaceuticals, Inc. 2021 Omnibus Incentive Plan;

(3)	ratify the selection of Weinberg & Company, P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2025;

(4)	hold a non-binding advisory vote on the compensation of our named executive officers; and;

(5)	transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors unanimously recommends a vote of “For” the matters considered at the Annual Meeting.

We hope you will be able to attend the Annual Meeting. When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail to ensure that your shares will be represented and voted at the Annual Meeting and the presence of a quorum.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Johnathan Javitt

Jonathan Javitt, Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

NRX PHARMACEUTICALS, INC.

Your Mobile, phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on March 22, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; **https://www.cstproxy.com/nrxpharma/2026.**

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your share.

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

Please mark your votes like this **X**

1. Election of Class I Directors

Nominees:
1) Chaim Hurvitz
2) Michael Taylor

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s)of the nominee(s) on the line below.

____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directions are indicated, these Proxies will have authority to vote "FOR" Proposals 1, 2, 3 and 4.

	YES	NO
Please indicate if you plan to attend this Meeting	☐	☐

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

CONTROL NUMBER

Signature____________________ **Signature if held jointly**____________________ **Date**__________**, 2026.**
Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/nrxpharma/2026

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

PROXY

NRX PHARMACEUTICALS, INC.

The undersigned hereby appoints Jonathan Javitt, proxy for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of NRX PHARMACEUTICALS, INC. (the "Company") which the undersigned would be entitled to vote at the ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD VIRTUALLY on March 23, 2026, at 10:00 a.m., Eastern Time and directs that the Shares represented by this Proxy shall be voted as indicated on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)